Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2020, in answer to question 81(b) on Form N-SAR, is 141.
				January 2020

				Amount of Bond
			Gross Assets	Required
			Corporate	Pursuant to Rule
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	17g-1(d)
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Broad Opportunities Fund	34,429,262
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Core Plus Fund	1,005,233,089
BNY Mellon Absolute Insight Funds, Inc. Total			1,039,662,351	1,250,000
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Total Return Fund	2,186,990,213
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Value Fund	1,468,247,598
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Dynamic Bond Income Fund	222,161,821
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Real Return Fund	4,642,395,352
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Midcap Value Fund	521,087,020
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Small Cap Fund	492,502,090
BNY Mellon Advantage Funds, Inc.	BNY Mellon Structured Midcap Fund	123,818,670
BNY Mellon Advantage Funds, Inc.	BNY Mellon Sustainable Balanced Fund	13,771,973
BNY Mellon Advantage Funds, Inc.	BNY Mellon Technology Growth Fund	307,753,773
BNY Mellon Advantage Funds, Inc. Total			9,978,728,509	2,500,000
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.		210,410,118	210,410,118	600,000
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.		455,681,683	455,681,683	750,000
BNY Mellon Appreciation Fund, Inc.		1,726,838,112	1,726,838,112	1,500,000
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.		899,645,515	899,645,515	1,000,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	476,141,279
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,323,148,832
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	985,372,894
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	891,393,523
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	433,271,388
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	525,194,979
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	934,423,733
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	1,000,340,763
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	280,393,237
BNY Mellon Funds Trust	BNY Mellon International Fund	928,937,206
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	173,983,658
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fund	335,665,221
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,828,552,084
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,970,224,255
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,795,691,333
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	623,593,380
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,184,117,980
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	173,072,074
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	198,449,907
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	251,658,657
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	435,682,347
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	226,501,605
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	328,994,432
BNY Mellon Funds Trust Total			19,304,804,764	2,500,000
BNY Mellon High Yield Strategies Fund		272,067,588	272,067,588	750,000.00
BNY Mellon Index Funds, Inc.	BNY Mellon International Stock Index Fund	630,293,079
BNY Mellon Index Funds, Inc.	BNY Mellon S&P 500 Index Fund	2,306,907,684
BNY Mellon Index Funds, Inc.	BNY Mellon Smallcap Stock Index Fund	1,846,158,848
BNY Mellon Index Funds, Inc. Total			4,783,359,611	2,500,000.00
BNY Mellon Intermediate Municipal Bond Fund, Inc.		617,318,881	617,318,881	900,000.00
BNY Mellon International Securities Funds, Inc.	BNY Mellon Emerging Markets Securities Fund	100,897,706	100,897,706	525,000.00
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	218,992,112
BNY Mellon Investment Funds I	BNY Mellon Global Fixed Income Fund	5,185,670,622
BNY Mellon Investment Funds I	BNY Mellon International Equity Fund	1,114,750,256
BNY Mellon Investment Funds I	BNY Mellon Small Cap Growth Fund	10,288,561
BNY Mellon Investment Funds I	BNY Mellon Small Cap Value Fund	186,111,386
BNY Mellon Investment Funds I	BNY Mellon Small/Mid Cap Growth Fund	2,319,714,335
BNY Mellon Investment Funds I	BNY Mellon Tax Sensitive Total Return Bond Fund	130,503,201
BNY Mellon Investment Funds I Total			9,166,030,473	2,500,000.00
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	422,001,128
BNY Mellon Investment Funds II, Inc.	BNY Mellon Global Emerging Markets Fund	295,042,910
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	439,018,811
BNY Mellon Investment Funds II, Inc. Total			1,156,062,849	1,250,000.00
BNY Mellon Investment Funds III	BNY Mellon Equity Income Fund	1,010,923,905
BNY Mellon Investment Funds III	BNY Mellon Global Equity Income Fund	465,651,794
BNY Mellon Investment Funds III	BNY Mellon High Yield Fund	1,162,654,757
BNY Mellon Investment Funds III	BNY Mellon International Bond Fund	1,014,027,281
BNY Mellon Investment Funds III Total			3,653,257,738	2,300,000.00
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Bond Market Index Fund	1,224,092,085
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Floating Rate Income Fund	871,463,995
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Institutional S&P 500 Stock Index Fund	2,800,370,476
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Tax Managed Growth Fund	115,336,689
BNY Mellon Investment Funds IV, Inc.	General Treasury and Agency Money Market Fund	256,940,915
BNY Mellon Investment Funds IV, Inc. Total			5,268,204,159	2,500,000.00
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	886,076,648
BNY Mellon Investment Funds V, Inc.	BNY Mellon Global Real Estate Securities Fund	703,998,178
BNY Mellon Investment Funds V, Inc.	BNY Mellon Large Cap Equity Fund	646,982,483
BNY Mellon Investment Funds V, Inc.	BNY Mellon Large Cap Growth Fund	75,472,847
BNY Mellon Investment Funds V, Inc. Total			2,312,530,155	1,700,000.00
BNY Mellon Investment Funds VI	BNY Mellon Balanced Opportunity Fund	338,500,833	338,500,833	750,000.00
BNY Mellon Investment Grade Funds, Inc.	BNY Mellon Inflation Adjusted Securities Fund	83,812,110
BNY Mellon Investment Grade Funds, Inc.	BNY Mellon Short Term Income Fund	144,563,523
BNY Mellon Investment Grade Funds, Inc. Total			228,375,634	600,000.00
BNY Mellon Investment Portfolios	Core Value Portfolio	11,775,235
BNY Mellon Investment Portfolios	MidCap Stock Portfolio	146,026,814
BNY Mellon Investment Portfolios	Small Cap Stock Index Portfolio	541,647,645
BNY Mellon Investment Portfolios	Technology Growth Portfolio	647,890,326
BNY Mellon Investment Portfolios Total			1,347,340,019	1,250,000.00
BNY Mellon Large Cap Securities Fund, Inc.		1,324,467,194	1,324,467,194	1,250,000.00

Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2020, in answer to question 81(b) on Form N-SAR, is 141.

January 2020

				Amount of Bond
			Gross Assets	Required
			Corporate	Pursuant to Rule
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	17g-1(d)
BNY Mellon Midcap Index Fund, Inc.		2,608,984,044	2,608,984,044	1,900,000.00
BNY Mellon Municipal Bond Funds, Inc.	BNY Mellon Municipal Bond Fund	1,272,714,290	1,272,714,290	1,250,000.00
BNY Mellon Municipal Bond Infrastructure Fund, Inc.		348,530,052	348,530,052	750,000.00
BNY Mellon Municipal Funds, Inc.	BNY Mellon AMT-Free Municipal Bond Fund	1,135,765,859
BNY Mellon Municipal Funds, Inc.	BNY Mellon High Yield Municipal Bond Fund	371,869,168
BNY Mellon Municipal Funds, Inc. Total			1,507,635,027	1,500,000.00
BNY Mellon Municipal Income, Inc.		228,597,674	228,597,674	600,000.00
BNY Mellon New Jersey Municipal Bond Fund, Inc.		444,111,589	444,111,589	750,000.00
BNY Mellon New York AMT-Free Municipal Bond Fund		320,192,611	320,192,611	750,000.00
BNY Mellon New York Tax Exempt Bond Fund, Inc.		1,059,065,224	1,059,065,224	1,250,000.00
BNY Mellon Opportunistic Municipal Securities Fund		383,234,488	383,234,488	750,000.00
BNY Mellon Opportunity Funds	BNY Mellon Japan Womenomics Fund	2,512,657
BNY Mellon Opportunity Funds	BNY Mellon Natural Resources Fund	304,272,974
BNY Mellon Opportunity Funds	BNY Mellon Strategic Beta Emerging Markets Equity Fund	26,269,577
BNY Mellon Opportunity Funds Total			333,055,208	750,000.00
BNY Mellon Research Growth Fund, Inc.		1,707,133,877	1,707,133,877	1,500,000.00
BNY Mellon Short-Intermediate Municipal Bond Fund		271,730,945	271,730,945	750,000.00
BNY Mellon State Municipal Bond Funds	BNY Mellon Connecticut Fund	215,681,089
BNY Mellon State Municipal Bond Funds	BNY Mellon Massachusetts Fund	137,347,329
BNY Mellon State Municipal Bond Funds	BNY Mellon Pennsylvania Fund	125,795,048
BNY Mellon State Municipal Bond Funds Total			478,823,466	750,000.00
BNY Mellon Stock Funds	BNY Mellon International Core Equity Fund	646,773,304
BNY Mellon Stock Funds	BNY Mellon International Small Cap Fund	602,035,253
BNY Mellon Stock Funds Total			1,248,808,557	1,250,000.00
BNY Mellon Stock Index Fund, Inc.		2,652,218,541	2,652,218,541	1,900,000.00
BNY Mellon Strategic Funds, Inc.	BNY Mellon Active MidCap Fund	437,620,391
BNY Mellon Strategic Funds, Inc.	BNY Mellon Global Stock Fund	1,425,891,435
BNY Mellon Strategic Funds, Inc.	BNY Mellon International Stock Fund	4,576,582,367
BNY Mellon Strategic Funds, Inc.	BNY Mellon Select Managers Small Cap Growth Fund	541,085,807
BNY Mellon Strategic Funds, Inc.	BNY Mellon Select Managers Small Cap Value Fund	572,565,279
BNY Mellon Strategic Funds, Inc.	BNY Mellon U.S. Equity Fund	639,997,069
BNY Mellon Strategic Funds, Inc. Total			8,193,742,350	2,500,000.00
BNY Mellon Strategic Municipal Bond Fund, Inc.		469,556,708	469,556,708	750,000.00
BNY Mellon Strategic Municipals, Inc.		630,960,578	630,960,578	900,000.00
BNY Mellon Sustainable U.S. Equity Fund, Inc.		371,965,053	371,965,053	750,000.00
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.		255,094,111	255,094,111	750,000.00
BNY Mellon U.S. Mortgage Fund, Inc.		342,865,303	342,865,303	750,000.00
BNY Mellon Ultra Short Income Fund		96,074,555	96,074,555	450,000.00
BNY Mellon Variable Investment Fund	Appreciation Portfolio	398,146,414
BNY Mellon Variable Investment Fund	Government Money Market Portfolio	220,201,581
BNY Mellon Variable Investment Fund	Growth and Income Portfolio	86,098,280
BNY Mellon Variable Investment Fund	International Equity Portfolio	30,296,610
BNY Mellon Variable Investment Fund	International Value Portfolio	39,721,766
BNY Mellon Variable Investment Fund	Opportunistic Small Cap Portfolio	268,862,946
BNY Mellon Variable Investment Fund	Quality Bond Portfolio	38,290,369
BNY Mellon Variable Investment Fund Total			1,081,617,966	1,250,000.00
BNY Mellon Worldwide Growth Fund, Inc.		762,672,925	762,672,925	1,000,000.00
CitizensSelect Funds	Dreyfus Institutional Preferred Treasury Securities Money Market Fund	106,954,724
CitizensSelect Funds	Dreyfus Prime Money Market Fund	171,673,104
CitizensSelect Funds Total			278,627,828	750,000.00
Dreyfus AMT-Free Municipal Cash Management Plus		52,090,372	52,090,372	400,000.00
Dreyfus AMT-Free New York Municipal Cash Management		125,875,799	125,875,799	525,000.00
Dreyfus BASIC Money Market Fund, Inc.		148,333,390	148,333,390	525,000.00
Dreyfus Cash Management		10,492,849,514	10,492,849,514	2,500,000.00
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	59,111,779,393
Dreyfus Government Cash Management Funds	Dreyfus Government Securities Cash Management	4,906,646,249
Dreyfus Government Cash Management Funds Total			64,018,425,642	2,500,000.00
Dreyfus Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund	8,021,987,303	8,021,987,303	2,500,000.00
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Government Plus Money Market Fund	1,598,457,505
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	4,806,365,595
Dreyfus Institutional Preferred Money Market Funds Total			6,404,823,100	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	9,402,152,339
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Obligations Cash Advantage Fund	484,397,850
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Securities Cash Advantage Fund	335,444,739
Dreyfus Institutional Reserves Funds Total			10,221,994,928	2,500,000
Dreyfus Liquid Assets, Inc.		514,603,354	514,603,354	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus AMT-Free Tax Exempt Cash Management	537,440,923	537,440,923	900,000
Dreyfus Treasury Obligations Cash Management Fund		19,377,424,251	19,377,424,251	2,500,000
Dreyfus Treasury Securities Cash Management		31,857,347,880	31,857,347,880	2,500,000
General California Municipal Money Market Fund		81,149,178	81,149,178	450,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	2,706,844,433
General Government Securities Money Market Funds, Inc.	General Treasury Securities Money Market Fund	1,725,479,998
General Government Securities Money Market Funds, Inc. Total			4,432,324,431	2,500,000
General Money Market Fund, Inc.		2,986,291,428	2,986,291,428	1,900,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	587,384,924	587,384,924	900,000
General New Jersey Municipal Money Market Fund		51,510,106	51,510,106	400,000
General New York AMT-Free Municipal Money Market Fund		147,791,926	147,791,926	525,000

Total Gross Assets for the Complex		251,591,845,315	251,591,845,315	82,550,000.00

AVAILABLE FIDELITY BOND COVERAGE				$100,000,000

Amount between Minimum and Available				$17,450,000

Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of January 2020, in answer to question 81(b) on Form N-SAR, is 141.

				January 2020

				Amount of Bond
		Gross Asset	Gross Assets Corporate Registration	Required
		Portfolio		Pursuant to Rule
Corporate Registration	Portfolio/Series Name			17g-1(d)
Sweep Assets
Sweep Assets		1,105,544,634
Total Sweep Assets		1,105,544,634

Fund of funds (Affiliated funds)
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	875,802,301
Total Fund of funds		875,802,301

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	286,366,950
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	119,977,407
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	92,889,589
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	113,641,237
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	420,204,212

Total Gross Assets for the Complex excluding sweep assets, fund of funds and partial fund of funds (MV)	248,577,418,984
Count of Portfolios	141